UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2014

INVENT Ventures, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

814-00720	20-5655532
(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D #146, Las Vegas, NV 89103
(Address of principal executive offices) (Zip Code)

(702) 943-0320
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 19, 2014, INVENT Ventures, Inc. (the “Company”) issued four (4) Promissory Notes in the amount of U.S. $175,000 (the “Promissory Notes”) to the Company’s four Officers: Bryce Knight, Tim Symington, James Jago, and Aaron Moore (the “Officers”).  The Promissory Notes were issued to each of the Officers in exchange for $175,000 of accrued compensation owed by the Company to the Officers for past services.  The Promissory Notes will mature on June 30, 2015 and have a 0% interest rate.

The foregoing description of the Promissory Notes is qualified in its entirety by reference to the complete text of the Promissory Notes, a copy of which are attached to this Form 8-K.

The information in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On June 23, 2014, INVENT issued a convertible promissory note in the amount of U.S. $50,000 (the “Convertible Note”). The Convertible Note matures on June 23, 2014 (“Maturity”), and is convertible into shares of the Company’s common stock at any time prior to Maturity at the lower of $0.27 per share or the Company’s Net Asset Value Per Share (“NAV/S”) as presented in the Company’s most recent quarterly or annual filing with the Securities and Exchange Commission, subject to conversion limitations set forth in the Convertible Promissory Note agreements executed on June 23, 2014.

The Convertible Note bears interest at the rate of 12% per annum, payable upon the earlier of Maturity, acceleration, or prepayment of the Note. All amounts owed by the Company under the Note become immediately due and payable upon an event of default, which includes the Company’s failure to pay principal or interest on the Convertible Note when due, the Company’s insolvency or failure to pay its debts as they become due, and the Company’s failure to maintain the listing of its common stock on at least one of the OTCBB or an equivalent exchange.

The foregoing description of the Convertible Note is qualified in its entirety by reference to the complete text of the Note, a copy of which is attached to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1 10.2 10.3 10.4 10.5	Promissory Note issued to Bryce Knight Promissory Note issued to Tim Symington Promissory Note issued to James Jago Promissory Note issued to Aaron Moore Convertible Note issued to Dominick Maiorano

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENT VENTURES, INC.

Date:  June 24, 2013

/s/ Bryce Knight

Bryce Knight,

Chief Executive Officer